           As filed with the U.S. Securities and Exchange Commission
                             on February 16, 2000

                       Securities Act File No. 333-87079
                   Investment Company Act File No. 811-9385

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF                     [x]
                         1933

                          Pre-Effective Amendment No.  1               [x]

                           Post-Effective Amendment No.                [ ]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [x]

                               Amendment No.  1                        [x]

                       (Check appropriate box or boxes)

                            SSBC INDEX SERIES INC.

              (Exact Name of Registrant as Specified in Charter)

        388 Greenwich Street
         New York, New York                                   10013
 ..........................................              ...................
(Address of Principal Executive Office)                     (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                (800) 451-2010

                           Christina T. Sydor, Esq.
                             388 Greenwich Street
                           New York, New York 10013
          ........................................................
                    (Name and Address of Agent for Service)

                                   Copy to:
                            Burton M. Leibert, Esq.
                           Willkie Farr & Gallagher
                              787 Seventh Avenue
                         New York, New York 10019-6099

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended (the "1933 Act"), or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Subject to Completion, dated February 16, 2000

PROSPECTUS



Internet Index Shares

---------------------------------------------------

____________  ___, 2000



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Internet Index Shares

                   Contents

Investments, risks and performance..........................................   2

More on the fund's investments..............................................   5

Management..................................................................   7

Buying and selling shares...................................................   8

Purchase of Creation Units..................................................   8

Redemption of Creation Units................................................   9

Dividends, distributions and taxes..........................................  11

Determination of net asset value............................................  12

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

 Investments, risks and performance

Investment objective

To provide investment results that correspond, before expenses, generally to the price and yield performance of the Salomon Smith Barney "T" Series Internet Index (the "Index"). The Index is a float-adjusted, capitalization-weighted equity index comprised of 30 of the largest publicly-listed U.S. Internet and Internet-related companies. The Fund seeks to achieve its objective by invest-ing, under normal circumstances, at least 80% of its total assets in common stocks included in the Index in approximately the same weightings as in the index.

There can be no assurance that the fund will achieve its investment objective.

Principal investment strategies
The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon eco-nomic, financial and market analysis and investment judgment. Instead, the fund, utilizing a "passive" or indexing investment approach, attempts to approximate the investment performance of the Index by investing in a portfolio of stocks that seeks to replicate the Index or through the use of quantitative analytical procedures to approximate the Index's performance.

Companies eligible for inclusion in the Index must derive at least 50% of their revenue from business directly related to the Internet. The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. Such companies include service and con-tent providers, media and advertising firms, software and general technology providers and electronic commerce enterprises. Only companies with a minimum float of $100 million are considered for inclusion in the Index. As of December 31, 1999, the 30 Index companies covered a total market capitalization of $630 billion with float capital of $429 billion. For a list of the companies included in the Index as of December 31, 1999, please consult the Statement of Additional Information (SAI).

The fund generally will hold all of the securities which comprise the Index. There may, however, be instances where a stock in the Index is not held or is not held in the same weighting as in the Index. In such a case, the fund may attempt to hold a representative sample of the securities in the Index, which will be selected by the fund's investment manager, SSBC Fund Management Inc. (the "Manager"), utilizing quantitative analytical models. The Manager will seek to construct the fund's portfolio so that its capital-ization, industry and fundamental investment characteristics perform like those of the Index.

To the extent that the fund does not invest in every component security of the Index in the proportions dictated by the Index, it may not track the Index with the same degree of accuracy as an investment vehicle which does. The Manager believes that, over time, the "tracking error" of the fund relative to the per-formance of the Index, adjusted for the effect of fund expenses, will be less than 5%. The Manager will adjust the fund's portfolio in accordance with changes in the composition of the Index.

Principal risks of investing in the fund
Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, if:

 . U.S. stock markets go down, or perform poorly relative to other types of investments,

 . An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests,

 . Internet stocks fall out of favor with investors, or

 . No active trading market develops for the fund's shares.

Companies in the rapidly changing fields of computer/Internet technology face special risks. For example, these companies spend heavily on research and development and their products or services may not prove commercially success-ful or may become obsolete quickly. The value of the fund's shares may be sus-ceptible to factors affecting the computer/Internet technology sector and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The computer/Internet technology sector may be subject to greater governmental reg-ulation than other sectors and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on this sector. Additionally, companies in this sector may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

The Index may include small capitalization companies or unseasoned companies (those with less than a three-year operating history). Investments in such com-panies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of such companies may trade less frequently and may be subject to more abrupt price movements than securities of larger capitalized well-established compa-nies.

The fund is non-diversified, which means that the fund may invest more than 5% of its assets in the securities of any one issuer. Investing in a non-diversi-fied fund, particularly a fund which may invest in the securities of only 30 companies, may entail greater risk than is normally associated with diversified funds.

Who may want to invest The fund may be an appropriate investment if you:

 . Are seeking a relatively low-cost "passive" approach for investing in a port-folio of common stocks of Internet companies,

 . Are willing to accept the risks of the stock market, and

 . Are willing to accept the risks of an investment in a fund which concentrates its investments in one sector.

Comparison to a mutual fund

Rather than issuing and redeeming its shares at net asset value, the fund will only issue and redeem shares in Creation Units. A Creation Unit consists of 50,000 shares. The fund's shares will trade on the American Stock Exchange (the "AMEX") at market prices. These prices may differ from net asset value.

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                                Shareholder fees

(fees paid directly from your
investment)
Purchase Transaction Expenses*          [ ]
Redemption Transaction Expenses*        [ ]

                         Annual fund operating expenses
(expenses deducted from fund assets)
Management fee                         0.xx%
Distribution and service (12b-1) fees  0.xx%
Other expenses                         0.xx%
                                       ----
Total annual fund operating expenses   X.xx%

*The fund will sell redeem shares only in Creation Units. A Creation Unit con-sists of 50,000 shares. Shareholders who buy their shares in the secondary mar-ket will not incur expenses associated with selling and redeeming Creation Units. Such shareholders will, however, indirectly incur the annual fund oper-ating expenses and will pay a customary brokerage commission when buying and selling the fund's shares.

Example
The fund sells and redeems shares in Creation Units principally on an in-kind basis for portfolio securities of the Index. Shares in less than Creation Unit aggregations are not redeemable. This example is for illustration purposes only, as shares will be issued only in Creation Units. Your actual costs may be higher or lower. The example assumes:

 . You invest $10,000 in the fund for the period shown

 . Your investment has a 5% return each year

 . You reinvest all distributions and dividends without a sales charge

 . The fund's operating expenses remain the same

                      Number of years you own your shares
               1 year                      3 years


               $                           $

 More on the fund's investments

Securities lending To generate income, the fund may lend securities in its portfolio to brokers, dealers and other financial organizations which meet cer-tain minimum credit quality requirements. This additional income may partially offset the fund's expenses and reduce the effect that expenses have on the fund's ability to track the Index. There are risks associated with the lending of portfolio securities, including possible delays in receiving additional col-lateral from the borrower when the market value of the collateral falls or in the recovery of loaned securities from the borrower. The fund could also lose its claim to the collateral if the borrower declares bankruptcy.

Derivatives The fund may, but is not required to, use futures and options on securities and securities indexes, and options on these futures, for any of the following purposes:
 . to facilitate trading in the securities of companies that comprise the index,

 . to reduce transaction costs, or

 . to simulate full investment in the Index while maintaining sufficient liquid-ity to pay the fund's operating expenses.

The fund may not invest more than 20% of its assets in derivative contracts or more than 5% of its assets in open purchased put options. Currently, there are no futures contracts on the Index or on Internet stocks, however, the fund may enter into futures contracts on technology-oriented indexes and options on such futures.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities or indexes. Even a small investment in derivative contracts can have a big impact on the fund's stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings.

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Money market instruments The fund may temporarily maintain a portion of its assets in money market instruments. The fund invests in money market instru-ments under certain circumstances, including:

 . pending investment of any cash proceeds received in connection with the sale of Creation Units, or

 . pending settlement of purchases of securities of the fund.

 Management

Manager The fund's investment manager is SSBC Citi Fund Management LLC, an affiliate of Salomon Smith Barney Inc. The Manager's address is 388 Greenwich Street, New York, New York 10013. The Manager selects the fund's investments and oversees its operations. The Manager and Salomon Smith Barney are subsidi-aries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Management fees The Manager will be paid an advisory fee equal to [ %] of the fund's average daily net assets.

Index compiler The Index will be compiled by Salomon Smith Barney Inc., an affiliate of the fund. The fund will be entitled to use the Index pursuant to a licensing agreement with Salomon Smith Barney Inc. pursuant to which the fund will pay a licensing and index compilation fee to Salomon Smith Barney Inc. The licensing and index compilation fee will be calculated daily and paid quarter-ly.

Distributor The fund has entered into an agreement with CFBDS, Inc. to distrib-ute the fund's shares. The Distributor will not distribute shares in less than Creation Units and will not maintain a secondary market in the fund's shares.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan pursuant to which the fund pays distribution and service fees to Salomon Smith Barney or its affiliate. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

Year 2000 issue As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly known as the "Year 2000" issue). It is still possible that some computer systems could malfunction in the future because of the Year 2000 issue or as a result of actions taken to address the Year 2000 issue. Fund management does not anticipate that its services or those of the Fund's other service providers will be adversely affected, but Fund management will continue to monitor the situation. If malfunctions related to the Year 2000 issue do arise, the Fund and its investments could be negatively affected.

 Buying and selling shares

The fund's shares have been approved for listing and secondary trading on the AMEX, subject to notice of issuance. If you buy or sell the fund's shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market. The fund's shares will trade on the AMEX at prices that may differ to varying degrees from the daily net asset value of such shares. Given, however, that the fund's shares can be issued and redeemed in Creation Unit aggregations at net asset value, the Manager believes that large discounts and premiums to net asset value should not be sustained for very long.

The AMEX currently anticipates that options on the fund's shares will be listed on the AMEX at the same time that the fund's shares are available for trading, although there can be no assurance in this regard.

 Purchase of Creation Units

To purchase Creation Units of the fund, an investor must deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the number of shares of the Deposit Securities is made available by the Custodian through the facilities of the National Securi-ties Clearing Corporation (the "NSCC"), prior to the opening of business on the AMEX. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC (the "Clearing Process"), which may include Salomon Smith Barney or other affiliates of the Manager; or
(ii) a participant in The Depository Trust Company system (a "DTC Partici-pant"), that, in either case, has entered into an agreement with the fund and the Distributor with respect to purchases and redemptions of Creation Units ("Participant Agreement"). Investors should contact the Distributor for the names of Participating Parties and/or DTC Participants that have signed a Par-ticipant Agreement. All orders must be placed for one or more whole Creation Units of shares of the fund and must be received by the Distributor in proper form no later than the close of the regular trading session on the New York Stock Exchange (ordinarily

4:00 p.m., New York time) ("Closing Time") in order to be effected based on the net asset value of shares of the fund as next determined on such date.

Orders may be effected through the Clearing Process or outside the Clearing Process. An order to purchase Creation Units through the Clearing Process (through a Participating Party), or outside the Clearing Process (through a DTC Participant), is deemed received by the Distributor on the date transmitted if the order is received by the Distributor no later than the Closing Time on such date and all other procedures set forth in the Participant Agreement are fol-lowed. However, in the case of orders effected outside the Clearing Process, if the fund's custodian does not receive the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., New York time, respectively, on the next business day immediately following the transmittal date, the order will be canceled. Any order may be rejected under certain limited circumstances which are specified in the SAI.

A fixed transaction fee of $[ ] is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. This transaction fee will be paid to the Custodian and the Manager to cover any fees charged in connection with the transaction, including DTC settlement charges and processing costs, and any excess will be paid to the fund. An additional charge of up to three (3) times the fixed transaction fee (for a total charge of up to $[ ]) may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circum-stances specified in the SAI in which cash can be used in lieu of Deposit Secu-rities to purchase Creation Units. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the fund cash equal to at least 115% of the market value of the missing Deposit Securities. Any such transaction effected must be effected outside the Clearing Process.

 Redemption of Creation Units

Shares may be redeemed only in Creation Units at their net asset value and only on a day the New York Stock Exchange is open for business. The Custodian makes available prior to the opening of business on the AMEX (currently 9:30 a.m., New York time), through the facilities of the NSCC, the list of the names and the number of shares of the fund's portfolio securities that will be applicable to redemption requests received in proper form that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securi-ties which are applicable to purchases of Creation Units. The redemption pro-ceeds consist of the Fund

Securities, which generally will consist of securities that comprise the Fund's portfolio at the time of redemption, plus cash in an amount equal to the dif-ference between the net asset value of the shares being redeemed as next deter-mined after receipt of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemp-tion fee. In certain circumstances the fund may, in its sole discretion, pay a redeeming shareholder the cash equivalent of a Fund Security. Should the Fund Securities have a value greater than the net asset value of the shares, a com-pensating cash payment to the fund equal to the differential will be required to be arranged for by or on behalf of the redeeming shareholder by the Partici-pating Party or DTC Participant, as the case may be. The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered to the redeeming shareholder will be made by the Custodian according to procedures set forth herein under "Determination of net asset value" (and in the SAI) com-puted on the business day on which a redemption order is deemed received by the fund.

Orders to redeem Creation Units of the fund may only be effected by or through a Participating Party (with respect to redemptions through the Clearing Proc-ess) or a DTC Participant (with respect to redemptions outside the Clearing Process). An order to redeem through the Clearing Process is deemed received on the date of transmittal if such order is received by the fund prior to the Closing Time on the date of transmittal and all other procedures set forth in the Participant Agreement are properly followed. An order to redeem outside the Clearing Process is deemed received by the Transfer Agent on the date of trans-mittal if: (i) such order is received by the fund no later than 4:00 p.m., New York time, on the transmittal date; (ii) such order is accompanied or preceeded by the requisite number of shares specified in the order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., New York time, on the next business day after the transmittal date; and (iii) all other proce-dures set forth in the Participant Agreement are followed.

A fixed transaction fee of $[ ] is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. This transaction fee will be paid to the Custodian and the Manager to cover any fees charged in connection with the transaction, including DTC settlement charges and processing costs. These fees are expected to approximate the cost of redemption, but any excess will be paid to the fund. An additional charge of up to three (3) times the fixed transaction fee (for a total charge of up to $[ ]) may be charged with respect to transactions effected outside the Clearing Proc-ess and in the limited circumstances specified in the SAI in which cash may be used in lieu of securities to redeem Creation Units.

Investors must accumulate enough shares of the fund in the secondary market to constitute a Creation Unit in order to redeem such shares. The accumulation of such shares requires that there be sufficient liquidity in the public market to assemble the required number of shares and will be subject to brokerage and other costs. Upon the commencement of the fund's operations, a Creation Unit is expected to cost approximately $[ ].

 Dividends, distributions and taxes

Dividends The fund pays dividends from its net investment income and makes cap-ital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects any distributions to be pri-marily, if not exclusively, from capital gains because dividends on stocks in the Index are currently very small or non-existent. Dividends and capital gain distributions will be paid in cash. The fund intends to make the DTC book-entry Dividend Reinvestment Service available for its shareholders to reinvest divi-dends and capital gain distributions. You may incur additional expenses if you use this service.

Taxes In general, redeeming shares, selling shares and receiving distributions (whether in cash or additional shares) are all taxable events.

 Transaction                           Federal tax status

Redemption or sale of shares           Usually capital gain or
                                       loss; long-term only if
                                       shares owned more than
                                       one year

Long-term capital gain distributions   Long-term capital gain

Short-term capital gain distributions  Ordinary income

Dividends                              Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

You generally will recognize a gain or loss when you exchange equity securities for Creation Units. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your basis in the secu-rities surrendered and the cash component paid. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no signifi-cant change in economic position. You should consult your own tax adviser about the tax consequences of exchanging securities for Creation Units.

After the end of each year, the fund will provide you with information about the distributions and dividends you received. If you do not provide the fund with your correct taxpayer identification number and any required certifica-tions, you may be subject to back-up withholding of 31% of your distributions and dividends. Because each shareholder's circumstances are different and spe-cial tax rules may apply, you should consult your tax adviser about your investment in the fund.

 Determination of net asset value

The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

The fund generally values its fund securities based on market prices or quota-tions. When reliable market prices or quotations are not readily available, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

                                                              SalomonSmithBarney
                                                  ------------------------------
                                                    A member of citigroup [LOGO]

Internet Index Shares

A series of SSBC Index Series, Inc.

Shareholder reports Annual and semiannual reports to shareholders provide addi-tional information about the fund's investments. These reports discuss the mar-ket conditions and investment strategies that affected the fund's performance. The fund may send only one report to a household if more than one account has the same address.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by refer-ence into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling the fund at 1-800-451-2010, or by writing to the fund at 388 Greenwich Street, MF2, New York, New York 10013.

Visit our web site. Our web site is located at www.smithbarney.com

You can also review and copy the fund's shareholder reports, prospectus, state-ment of additional information and other filings at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a duplicating fee by writing to the Public Reference Sec-tion of the Commission, Washington, D.C. 20549-6009 or by sending your request electronically at publicinfo@sec.gov. Information about the public reference room may be obtained by calling 202-942-8090. You can get the same information free from the Commission's Internet web site at http:www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not law-fully sell its shares.

(Investment Company Act file no. 811-9385)

                SUBJECT TO COMPLETION, DATED FEBRUARY 16, 2000

Internet Index Shares
388 Greenwich Street
New York, New York 10013
1-800-451-2010


Statement of Additional Information
------------------------------------                      _______ __, 2000


This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Internet Index Shares (the "Fund") dated ______ __, 2000, as amended or supplemented from time to time, and should be read in conjunction with the Fund's Prospectus. The Fund is a series of SSBC Index Series Inc. (the "Company"). The Fund's Prospectus may be obtained from the Fund's distributor, CFBDS, Inc. (the "Distributor") or by writing or calling the Fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
GENERAL DESCRIPTION OF THE FUND.........................................     2

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES............................     2

CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE INDEX....................     8

INVESTMENT RESTRICTIONS.................................................    10

CONTINUOUS OFFERING.....................................................    11

EXCHANGE LISTING AND TRADING............................................    12

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY.........................    12

BOOK ENTRY ONLY SYSTEM..................................................    18

PURCHASE OF CREATION UNITS..............................................    19

ACCEPTANCE OF ORDERS FOR CREATION UNITS.................................    23

REDEMPTION OF CREATION UNITS............................................    24

DETERMINATION OF NET ASSET VALUE........................................    27

PERFORMANCE DATA........................................................    28

DIVIDENDS, DISTRIBUTIONS AND TAXES......................................    29

ADDITIONAL INFORMATION..................................................    34

FINANCIAL STATEMENTS....................................................    35
EXHIBIT A

GENERAL DESCRIPTION OF THE FUND

The Fund is a non-diversified, open-end management investment company. The Fund offers and issues shares at their net asset value only in aggregations of a specified number of shares (each, a "Creation Unit") generally in exchange for a basket of equity securities included in the Salomon Smith Barney "T" Series Internet Index (the "Index") ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component"). The shares have been approved for listing and secondary trading on the American Stock Exchange LLC ("AMEX), subject to notice of issuance. The shares will trade on the AMEX at market prices. These prices may differ from the shares' net asset value. The shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of 50,000 shares of the Fund.

The Fund reserves the right to offer a "cash" option for purchases and redemptions of shares (subject to applicable legal requirements) although it has no current intention of doing so. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. In each instance of such cash purchases or redemptions, the Fund may impose transaction fees that will be higher than the transaction fees associated with in-kind purchases or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The prospectus discusses the Fund's investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize and certain risks associated with these investments, policies and strategies. SSBC Fund Management Inc. ("SSBC" or the "Manager") serves as investment manager to the Fund.

The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in common stocks included in the Index in approximately the same weightings as in the Index. The Fund intends to invest in substantially all of the stocks that comprise the Index. The Fund operates as an index fund and will not be actively managed; as such, adverse performance of a security from the Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio. The Fund will be reviewed daily and adjusted, when necessary, to maintain security weightings as close to those of the Index as possible, given the amount of assets in the Fund at that time.

Money Market Instruments. The Fund may invest a portion of its assets in short-term corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Repurchase Agreements. The Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Fund's manager. The Manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the Manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements which involve the sale of Fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the Funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the Manager believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund's custodian bank will maintain A separate amount for the Fund with securities having a value equal to or greater than such commitments.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. The Fund will not lend portfolio securities to affiliates of the Manager unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not the primary investment goal of the Fund, income received could be used to pay the Fund's expenses and would increase an investor's total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

Foreign Securities. Although it has no current intention of doing so, the Fund may purchase common stocks of foreign corporations represented in the Index (such securities are publicly traded on securities exchanges or over-the-counter in the U. S.). The Fund's investment in common stock of foreign corporations represented in the Index may also be in the form of American Depositary Receipts ("ADRs"). ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Investments in foreign securities may be affected by changes in governmental administration or economic policy (in the U.S. and abroad) or changed circumstances in dealings between nations. Foreign companies may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be more volatile than securities of U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Non-Diversified Classification. The Fund is classified as a non-diversified fund under the 1940 Act which means the Fund is not limited by the Act in the proportion of its assets it may invest in the obligations of a single issuer. The Fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed to shareholders. To qualify as a regulated investment company, the Fund will, among other things, limit its investments so that, at the close of each quarter of the taxable year
(a) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

Futures and Options. The Fund may enter into futures contracts, options, and options on futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of the Fund's total assets. Also, the Fund will not purchase options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions. These futures contracts and options will be used for the following reasons: to simulate full investment in the Index while retaining a cash balance for Fund management purposes, to facilitate trading or to reduce transaction costs. The Fund will only enter into futures contracts and options on futures contracts that are traded on a domestic exchange. The Fund will not use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security at a specified price referred to as the "exercise price," within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Institutions, such as the Fund, that sell (or "write") call options against securities held in their investment portfolios retain the premium. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held, and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. The Fund may enter into futures contracts to purchase securities indices when the manager anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated at the Fund's custodian to the extent required by law.

There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, positions in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the stock index. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Finally, no stock index future includes all the stocks in the Index. Therefore, price movements in the futures contract and the Index cannot be perfectly correlated.

In view of these considerations, the Fund will comply with the following restriction when purchasing and selling futures. Aggregate initial margin and premiums required to establish positions other than those considered to be "bona fide hedging" by the Commodity Futures Trading Commission (the "CFTC") will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

No consideration will be paid or received by the Fund upon entering into a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded and members of such exchange may charge a higher amount). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

If the Fund hedges against the possibility of a change in market conditions adversely affecting the value of securities held in its portfolio and market conditions move in a direction opposite to that which has been anticipated, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the change in market conditions.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In such event, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing options is unlimited.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in the value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions by the manager as to anticipated trends, which predictions could prove to be incorrect. Even if the expectations of the manager are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities being hedged.

Stock Index Options. As described generally above, the Fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock

Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor's 100.

Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movement in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE INDEX

The Index is a 30-stock, modified float-adjusted, capitalization-weighted index. Each stock included in the Index (the "Component Stocks") will be selected from a universe of companies deriving at least 50% of their revenue from businesses directly related to the Internet. Eligible Internet-related businesses are content providers, media and advertising firms, software and general technology providers, Internet-based financial firms, electronic commerce enterprises and Internet service providers. The Index is based on float capital, rather than total capital, because many Internet and Internet-related companies have limited float relative to their total market capitalization and float weighting makes the overall index more liquid. The weightings of the Component Stocks in the Index are based on a modified float-adjusted, market-capitalization-weighting algorithm which incorporates two asset diversification requirements: (i) the weighting of any single stock may not account for more than 20% of the total value of the Index and (ii) the aggregate weighting of those Component Stocks that individually represent less than 4.5% of the total value of the Index must account for at least 55% of the total value of the Index. In order to insure that the Index and the Fund conform to the asset-diversification requirements for qualification of the Fund under the Code, the float weightings of the Component Stocks of the Index are adjusted further during the quarterly rebalancing of the Index.

All Component Stocks in the Index are assigned a float factor. This float factor is a measurement of each Component Stock's float (available capital) as a percentage of its total capitalization. All data for float factor adjustments come from publicly available, third-party sources. When applied to the total capitalization of an issue, the float factor is a determinant of each Component Stock's weighting in the Index.

Block capital of only 10% or greater--whether private holdings, corporate cross-holdings, or government holdings--is excluded in determining a Component Stock's float. The free float factor is 100% minus the net sum of excluded block capital. Controlling blocks are entities (individual, corporate, family, or trust) acting alone or in concert to form a block of holdings. The float factor for all eligible stocks is reviewed for accuracy each calendar quarter.

The Index is reconstituted after the close of regular trading on the New York Stock Exchange on the second-to-last business day of each calendar quarter (each, a "Quarterly Reset Date"). Ten business days prior to a Quarterly Reset Date, Salomon Smith Barney Inc. ("Salomon Smith Barney" or the "Index Compilation Agent"), in its capacity as the Index Compilation Agent, announces a preliminary "candidate list" of the largest eligible companies, ranked by total market capitalization and takes comments from the investor community pertaining to float factor and business descriptions; however, the final determination will be within the sole discretion of the Index Compilation Agent.

Seven business days before the quarterly reset date, a final candidate list is announced. Only companies included on the final candidate list are eligible. Final Index additions and deletions and new Index share quantities are announced five business days before the Index reset date.

Existing Component Stocks of the Index whose total market capitalization rank falls below 40 on the final candidate list, or whose free floating capital falls below $75 million when the final candidate list is determined, are automatically removed from the Index at the quarterly reset date. Companies slated for deletion are announced along with the candidate list. The largest non-index companies on the final candidate list, measured by total market capitalization, are automatically chosen as replacements to maintain the target number of Component Stocks in the Index.

New issues are eligible for index inclusion provided sufficient free float information is available and the issue begins trading before the composition of the quarterly candidate list. New issues are generally not eligible for inclusion between quarterly reset dates. Non-member companies must have a minimum float of $100 million to enter the candidate list.

In the event one or more companies must be added to the Index between quarterly reset dates (e.g., because of deal activity, share trading restrictions,
             ----
delisting, bankruptcy or other extraordinary events), replacement constituents are chosen from the non-index companies remaining on the revised candidate list from the most recently completed quarterly rebalance. Companies on the revised candidate list are marked to market five days prior to scheduled inclusion and ranked according to total market capitalization. Each new constituent will be weighted relative to its free float market capitalization versus that of the index as a whole.

The Index began calculation in August 1999 and has been continuously calculated and disseminated since October 13, 1999 via the Consolidated Tape Association, Tape B. The value of the Index is calculated and disseminated by the American Stock Exchange Index Services Group. The Index is quoted on the services of Bloomberg L.P., Reuters Limited and Bridge Information System, Inc. The companies included in the Index are listed in Exhibit A hereto.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 7 below and the Fund's investment objective have been adopted by the Company as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of the fund. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares.

Under the investment restrictions adopted by the Company with respect to the
Fund: the Fund will not

1. Invest 25% or more of its total assets in securities, the issuers of which conduct their business activities in the same industry, except that the Fund will invest 25% or more of its total assets in the securities of the companies comprising the Internet industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940

Act, which currently permits securities lending in an amount not to exceed 50% of the Fund's total assets.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund's investment objective and policies).

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in disposing of portfolio securities.

7. Purchase or otherwise acquire any illiquid security except as permitted under the 1940 Act which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities.

If any percentage restriction described above (other than in Investment Restruction No. 2 above) is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the AMEX is satisfied by the fact that the Fund's prospectus is available at the

AMEX upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

The shares of the Fund have been approved for listing and trading on the AMEX, subject to notice of issuance. The shares will trade on the AMEX at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of the Fund's shares will continue to be met.

The AMEX may but is not required to remove the shares of the Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days; (2) the value of the Index is no longer calculated or available; or (3) such other event shall occur or condition exists that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the Fund's shares from listing and trading upon dissolution of the Company.

As in the case of other stocks traded on the AMEX, brokers commissions on transactions will be based on negotiated commission rates at customary levels. The AMEX currently anticipates that options on the Fund's shares will be listed on the AMEX at the same time that the Fund's shares are available for trading, although there can be no assurance in this regard.

It is believed desirable for the net asset value per share of the Fund initially offered to the public to be approximately one-tenth (1/10) of the value of the Index. To accomplish this, if required, a one-time stock split or reverse stock split may be effected with respect to the shares of the Fund held by the sole shareholder of the Fund prior to the public offering of Creation Units of the shares. The one-time stock split or reverse stock split will have no effect on the net assets of the Fund. The number of shares constituting a Creation Unit will remain 50,000.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The Directors and executive officers of the Company, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

                                      Positions Held                Principal Occupations
    Name (Age) and Address            With the Fund                  During Past 5 Years
------------------------------  --------------------------  -------------------------------------
[*+Heath B. McLendon (66)       Chairman of the board,      Managing Director of Salomon Smith
7 World Trade Center            Chief Executive Officer     Barney Inc.; director of 64
New York, NY 10048              and President               Investment Companies associated with
                                                            Citigroup, Inc.; President of SSBC
                                                            and Travelers Investment Advisers,
                                                            Inc. ("TIA").


+Martin Brody (78)              Director                    Consultant, HMK Associates; Retired
c/o HMK Associates                                          Vice Chairman of the Board of
30 Columbia Turnpike                                        Restaurant Associates Corp.;
Florham Park, NJ 07932                                      Director of Jaclyn, Inc.



+Allan J. Bloostein (69)        Director                    President, Allan J. Bloostein
717 Fifth Avenue                                            Associates, a consulting firm;
21st Floor                                                  formerly Vice Chairman of the Board
New York, NY 10022                                          of May Department Stores Company;
                                                            Director of Taubman Centers, Inc.
                                                            and CVS Corporation.



+Dwight B. Crane (61)           Director                    Professor, Harvard Business School;
Harvard Business School                                     Director Peer Review Analysis.
Soldiers Field Road
Boston, MA 02163

+Robert A. Frankel (72)         Director                    Managing Partner of Robert A.
102 Grand Street                                            Frankel Management Consultants;
Croton-on-Hudson,                                           formerly Corporate Vice President of
New York, NY 10520                                          The Reader's Digest Association,
                                                            Inc.]


* Director who is an "interested person" of the fund (as defined in the 1940
  Act.)

+ Director and/or trustee of other registered investment companies with which Salomon Smith Barney is affiliated.


No officer, director or employee of Salomon Smith Barney or any parent or subsidiary receives any compensation from the Company for serving as an officer or Director of the Company. The Company pays each Director who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a
fee of $[     ] per annum plus $[      ] per meeting attended and reimburses
travel and out-of-pocket  expenses.  During the Fund's first fiscal year, such
expenses are estimated to total $[     ].  For the Fund's first fiscal year, the
Directors of the Company are estimated to be paid the following compensation:




                                                  Pension or
                                                  Retirement           Total             Funds for
                               Aggregate       Benefits Accrued     Compensation       which director
                             Compensation      as part of Fund      from Fund and       Serves Within
        Director               from Fund           Expenses        Fund Complex          Fund Complex
--------------------------------------------------------------------------------------------------------------
Martin Brody                    $6,100                   0           $132,500                20
Dwight Crane                     6,100                   0            139,975                23
Allan Bloostein                  6,100                   0             90,500                19
Robert Frankel                   6,000                   0             72,250                 9
William R. Hutchinson            6,000                   0             42,450                 7
Heath B. McLendon*                ----                   0               ----                64

* Designates a director that is an "interested person" of the fund as defined under the 1940 Act.

  Upon attainment of age 80, Fund directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's first fiscal year, aggregate compensation paid by the Fund to directors emeritus is estimated to total $______.

As of [                , 2000], the Directors and officers owned, in the
aggregate, less than 1% of the outstanding shares of the Fund.

As of [                , 2000], [             ] owned 100% of the Fund's
shares.

Investment Manager - SSBC

SSBC (formerly known as Mutual Management Corp.) serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") with the Fund which was approved by the Board of Directors, including a majority of directors who are not "interested persons" of the Fund or the Manager. The Manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which in turn, is a wholly owned subsidiary of Citigroup Inc. Subject to the supervision and direction of the Company's Board of Directors, the Manager manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. The Manager pays the salary of any officer and employee who is employed by both it and the Fund. The Manager bears all expenses in connection with the performance of its services. The Manager also: (a) assists in supervising all aspects of the Fund's operations except those it performs under its investment advisory agreement; (b) supplies the Fund with office facilities (which may be in SSBC's own offices), and (c) prepares reports to shareholders of the Fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

As compensation for investment management services, the Fund pays the Manager a
fee computed daily and paid monthly at the annual rate of [    %] of the Fund's
average daily net assets.

All expenses incurred in the operation of the Fund will be borne by the Fund except to the extent specifically assumed by the Manager or some other party. Such expenses may include, but will not be limited to, the following: investment advisory fees, custody fees, brokerage commissions, registration fees of the Commission, state blue sky fees, licensing fees, fees and expenses of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company, legal and audit fees, administration and accounting fees, costs of preparing, printing and mailing prospectuses and SAIs, periodic reports to shareholders, proxy statements and other documents required for regulatory purposes and for their distribution to existing shareholders, transfer agent fees, insurance premiums and other costs properly payable by the Fund. All operational fees and expenses incurred by the Fund will be accrued on a daily basis, except to the extent expenses are specifically assumed by the Manager or some other party.
The Manager will pay the Fund's organizational expenses prior to the public offering of shares.

Index Compiler

The Index, which commenced on January 1, 1998, will be compiled by Salomon Smith Barney, an affiliate of the Fund. The Fund will be entitled to use the Index pursuant to a licensing agreement with Salomon Smith Barney. Pursuant to this agreement, the Fund will pay to Salomon Smith Barney a licensing fee equal to
 .03% of the Fund's average daily net assets and an index compilation fee of .03% of the Fund's average daily net assets. These fees will be calculated daily and paid quarterly.

Counsel and Auditors

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Company.

KPMG LLP, independent accountants, 345 Park Avenue, New York, New York 10154, serve as auditors of the Fund and will render an opinion on the Fund's financial statements annually.

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02101, serves as the administrator, custodian and transfer agent of the Fund. Under its agreement with the Company on behalf of the Fund, State Street holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, State Street receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.

Distributor

CFBDS, Inc., located at 20 Milk Street, Boston, Massachusetts 02109-5408 serves as the Fund's distributor pursuant to a written agreement with the Company dated [________ __, 2000] (the

"Distribution Agreement") which was approved by the Company's Board of Directors, including a majority of the independent directors, on [February 23, 2000].

Distribution Arrangements

To compensate Salomon Smith Barney for the services it provides to shareholders and for the expense it bears in connection with activities primarily intended to result in or required for the sale of shares, the Fund has adopted a services and distribution plan (the "Plan") pursuant to Rule l2b-1 under the 1940 Act. Under the Plan, the Fund pays Salomon Smith Barney a distribution fee and service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund's average daily net assets.

Pursuant to agreements entered into with certain broker-dealers or other persons ("Service Organizations"), Salomon Smith Barney will make payments under the Plan to Service Organizations that enter into agreements with Salomon Smith Barney, in the form approved by the Board of Directors, to provide distribution assistance and shareholder support, account maintenance and educational and promotional services (which may include compensation and sales incentives to the registered brokers or other sales personnel of the broker-dealer or other financial entity that is a party to an investor services agreement) ("Service Agreements"). Each Service Agreement will be a "related agreement" under the
Plan.  No Service Agreement will provide for annual fees of more than [    ]% of
the Fund's average daily net assets per annum attributable to shares subject to such agreement.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement (the "independent directors"). The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the directors including all of the independent directors in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).
Pursuant to the Plan, Salomon Smith Barney will provide the Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Portfolio Transactions

The Manager arranges for the purchase and sale of the Fund's securities and selects brokers and dealers (including Salomon Smith Barney) which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Manager may select brokers and dealers that provide it with research services and may cause the Fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including Salomon Smith Barney, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research statistical or other services to enable the Manager to supplement its own research and analysis.

Decisions to buy and sell securities for the Fund are made by the Manager, subject to the overall supervision and review of the Company's Board of Directors. Portfolio securities transactions for the Fund are effected by or under the supervision of the Manager.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

In executing portfolio transactions and selecting brokers or dealers, it is the Fund's policy to seek the best overall terms available. The Manager, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Manager may receive research, statistical and quotation services or special brokerage services from several broker-dealers with which it places the Fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the Manager exercises investment discretion. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The Manager's fee under the Investment Management Agreement is not reduced by reason of its receiving such brokerage and research services. The Company's Board of Directors, in its discretion, may authorize the Manager to cause the Fund to pay a broker that provides brokerage and research services to the Manager a commission in excess of that which another qualified broker would have charged for effecting the same transaction. Salomon Smith Barney will not participate in commissions from brokerage given by the Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Company's Board of Directors has determined that any portfolio transaction for the Fund may be executed through Salomon Smith Barney or an affiliate of Salomon Smith Barney if, in the Manager's judgment, the use of Salomon Smith Barney or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, Salomon Smith Barney or the affiliate charges the Fund a commission rate consistent with those charged by Salomon Smith Barney or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, Salomon Smith Barney may directly execute such transactions for the Fund on the floor of any national securities exchange, provided: (a) the Board of Directors has expressly authorized Salomon Smith Barney to effect such transactions; and (b) Salomon Smith Barney annually advises the Fund of the aggregate compensation it earned on such transactions.

Even though investment decisions for the Fund are made independently from those of the other accounts managed by the Manager, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by the Manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

The Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities, of which the Manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other Funds that have similar investment objectives but that are not subject to a similar limitation.

Portfolio Turnover

Although the Fund generally seeks to invest for the long term, the Fund retains the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Fund, the portfolio turnover rate is expected to be under 50%, a generally lower turnover rate than for most other investment companies. A portfolio turnover rate of 50% would occur if one-half of the Fund's securities were sold within one year. Ordinarily, securities will be sold from the Fund only to reflect certain administrative changes in the Index (including mergers or changes in the composition of the Index) or to accommodate cash flows into and out of the Fund while maintaining the similarity of the Fund to the Index. Generally, the Fund will sell securities only to adjust the number of shares held to reflect a change in the fund's target index. Because of this, the turnover rate for the Fund will be relatively low.

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company ("DTC") acts as securities depository for the shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc. ("NYSE"), the AMEX and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company upon request and for a fee to be charged to the Company a listing of the shares of the Fund held by each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Company has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Company makes other arrangements with respect thereto satisfactory to the AMEX.

PURCHASE OF CREATION UNITS

The Company issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any day in which the NYSE is open for business (a "Business Day"), of an order in proper form. The NYSE currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit constituting a substantial replication, or a representation, of the stocks included in the Index and an amount of cash -- the "Cash Component" -- computed as described below.
Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component may be plus or minus a Balancing Amount (as defined below). The "Balancing Amount" is an amount equal to the difference between the net asset value of the shares (per Creation Unit) and the "Deposit Amount" -- an amount equal to the market value of the Deposit Securities. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit exceeds the Deposit Amount), the Cash Component shall be increased by such positive amount. If the Balancing Amount is a negative number (i.e., the net asset value per Creation Unit is less than the Deposit Amount) , the Cash Component shall be decreased by such negative amount. The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount.

The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, prior to the opening of business on the AMEX (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business
Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchase of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Manager with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the stocks comprising the Index. In addition, the Fund reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all shares; but the Manager, subject to the approval of the Company's Board of Directors, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Manager on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Index or resulting from certain corporate actions.

Procedures For Purchase of Creation Units

To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant, and, in each case, must have executed an agreement with the Fund and the Distributor with respect to purchases and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant". Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of the Fund will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to purchase the Fund must be placed for one or more Creation Unit size aggregations of shares (50,000 shares). All orders to purchase Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE ("Closing Time") (ordinarily 4:00 p.m., New York time) in each case on the date such order is placed in order for the purchase of Creation Units to be effected based on the net asset value of the Fund's shares as next determined on such date after receipt of the order in proper form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the "Transmittal Date". Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Severe economic or market disruptions or changes, or telephone or other communications failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to purchase Creation Units of the Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to purchase Creation Units of the Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for purchase of a Creation Unit that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

It is anticipated that Salomon Smith Barney and other registered broker-dealers that are affiliates of the Manager may acquire the securities comprising a Fund Deposit on behalf of, and at the direction of, certain purchasers of Creation Units in order to facilitate the purchase of a Creation Unit or purchase securities received by certain investors that have redeemed Creation Units.

Purchase of Creation Units Using Clearing Process

The Clearing Process is the process of purchasing or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's purchase order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Fund, together with such additional information as may be required by the Distributor. An order to purchase the Fund in Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Purchase of Creation Units Outside Clearing Process

Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Fund and the Distributor. A DTC Participant who wishes to place an order to purchase Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the purchase of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., New York time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Fund, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve wire system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., New York time, on the next Business Day immediately following such Transmittal Date. An order to purchase Creation Units of the Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current net asset value of the Fund. The delivery of Creation Units of the Fund so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units of the Fund may be created in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., New York time, on such date and federal funds in the appropriate amount are deposited with the Fund's Custodian by 11:00 a.m., New York time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Fund, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Fund in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., New York time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Fund may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Fund for the costs incurred by the Fund in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Fund will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Fund and deposited into the Fund. In addition, a transaction
fee of up to $[   ] will be charged in all cases.  The delivery of Creation
Units of the Fund so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

ACCEPTANCE OF ORDERS FOR CREATION UNITS

The Fund reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of the Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the AMEX for that date by the Custodian, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;
(f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or the Manager, have an adverse effect on the Fund or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Fund, the Distributor and the Manager make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Manager, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of the purchaser of a Creation Unit of its rejection of the order of such person. The Fund, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund, and the Fund's determination shall be final and binding.

Purchase Transactions Fee

A fixed transaction fee of $[     ] is applicable to each purchase transaction
regardless of the number of Creation Units purchased in the transaction. This transaction fee will be paid to the Custodian and the Manager to cover any fees charged in connection with the transaction and any excess will be paid to the Fund. An additional charge of up to three (3) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) purchases effected outside the Clearing Process; and (ii) cash purchases (to offset the Fund's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities), for a total
charge of up to $[      ].  Investors are responsible for the costs of
transferring the securities constituting the Deposit Securities to the account of the Fund.

REDEMPTION OF CREATION UNITS

Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. THE FUND WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit. Upon the commencement of the Fund's operations, the value of the securities comprising a deposit of designated equity securities necessary for an in-kind purchase of a Creation Unit for the Fund is expected to be $______.

The Custodian, through the NSCC, makes available prior to the opening of business on the AMEX (currently 9:30 am, New York time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units.

In certain circumstances the Fund may, in its sole discretion, pay a redeeming shareholder the cash equivalent of a Fund Security. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a
redemption transaction fee of $[     ].  Should the Fund Securities have a value
greater than the net asset value of the shares, a compensating cash payment to the Fund equal to the differential is required to be arranged for or on behalf of the redeeming shareholder by an Authorized Participant.

Redemption Transaction Fee

A fixed transaction fee of $[     ] is applicable to each redemption transaction
regardless of the number of Creation Units redeemed in the transaction. This transaction fee will be paid to the Custodian and the Manager to cover any fees charged in connection with the transaction and any excess will be paid to the Fund. The Fund, subject to approval by the Company's Board of Directors, may adjust the fee from time to time based upon actual experience. An additional charge for cash redemptions or partial cash redemptions (when cash redemptions are available) may be imposed. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

Placement of Redemption Orders Using Clearing Process

Orders to redeem Creation Units of the Fund through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units of the Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., New York time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the net asset value of the Fund as next determined. An order to redeem Creation Units of the Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., New York time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the net asset value next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process

Orders to redeem Creation Units of the Fund outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of the Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units of the Fund outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., New York time, on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., New York time, on the next Business Day following such Transmittal Date (the "DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "DETERMINATION OF NET ASSET VALUE" computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Distributor by a DTC Participant not later than the Closing Time on the Transmittal Date but either (1) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Transfer Agent, i.e., the Business Day on which the shares of the Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its shares based on the net asset value of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeeming shareholder a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Fund's shares or determination of the shares' net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The following is a description of the procedures used by the Fund in valuing its assets.

Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Company's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Company's Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument.

The value of a futures contracts equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. In such event, the futures contract will be valued at a fair market price as determined by or under the direction of the Company's Board of Directors. All other securities and other assets of the Fund will be valued at fair value as determined in good faith by the Company's Board of Directors.

PERFORMANCE DATA

From time to time, the Company may advertise the Fund's total return and average annual total return in advertisements and/or other types of sales literature. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

From time to time, the Company may quote the Fund's yield or total return in advertisements or in reports and other communications to shareholders. Such performance information may also be included in the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

Average Annual Total Return

"Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                        P (1 + T)/n/ = ERV

Where:    P       =       a hypothetical initial payment of $ 1,000.
          T       =       average annual total return.
          n       =       number of years.

          ERV     =       Ending Redeemable Value of a hypothetical $1,000
                          investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period
                          (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

Aggregate Total Return

The Fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in the Fund for the specified period and is computed by the following formula:

                                    ERV - P
                                    -------
                                       P

     Where:   P     =   a hypothetical initial payment of $10,000.

              ERV   =   Ending Redeemable Value of a hypothetical $10,000
                        investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period
                        (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

Performance will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund's policy is to distribute its net investment income and net realized capital gains, if any, annually. The Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary and capital gains realized, in order to avoid a Federal excise tax liability.

The Fund may make available to shareholders the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and net realized capital gains will be automatically reinvested in additional shares of the Fund. You may incur additional expenses if you use this service.

Taxes

The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The Fund and Its Investments
----------------------------

The Fund intends to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the Fund must, among other things:
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, the Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains it does not distribute. Furthermore, the Fund will be subject to a United States corporate income tax with respect to such distributed amounts in any year it fails to qualify as a regulated investment company or fails to meet this distribution requirement. The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

As a result of tax requirements, the Company on behalf of the Fund has the right to reject an order to purchase a Creation Unit if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, in consequence, pursuant to Section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such Deposit Securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

Taxation of United States Shareholders
--------------------------------------

Dividends and Distributions. Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Fund currently expects to distribute any excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund attributable to dividends on stock of U.S. corporations received by the Fund, with respect to which the Fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.
Any loss realized on a sale will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

Backup Withholding. The Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices. Shareholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "Taxes - Taxation of United States Shareholders -Dividends and Distributions") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxation
--------------

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

The foregoing is only a summary of certain material tax consequences affecting the Fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

ADDITIONAL INFORMATION

The Company was incorporated on June 14, 1999 under the laws of the state of Maryland under the name SSBC Index Series Inc. The Company's charter authorizes it to issue five billion shares of common stock, with a par value of $.001 per share. The Company currently has only one series, with 500,000,000 authorized shares, which is the Fund. The Fund currently offers one class of shares. The Board of Directors of the Company may designate additional series or classes of shares. Each share of the Fund represents an identical interest in the Fund's investment portfolio and each share has the same rights, privileges and preferences.

Shareholders are entitled to one vote for each share held. As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until a meeting to elect directors is required by the 1940 Act. In accordance with the 1940 Act: (a) the Company will hold a shareholder meeting for the election of directors at such time as less than a majority of the directors have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders. At such times, the directors then in office will call a shareholders' meeting for the election of directors. A director may be removed by a vote of not less than a majority of the outstanding shares of the Fund cast at a shareholders' meeting in person or by proxy. Except as set forth above, the directors shall continue to hold office and may appoint directors to fill vacancies.

The secretary of the Company must call a meeting of shareholders at the request in writing of a majority of the Board of Directors or at the request in writing of shareholders entitled to cast at least 25 % of the votes entitled to be cast at the meeting upon payment by such shareholders to the Company of the reasonably estimated cost of preparing and mailing a notice of the meeting. Notwithstanding the foregoing, unless requested by shareholders entitled to cast a majority of the votes entitled to be cast at the meeting, a special meeting of the shareholders need not be called at the request of shareholders to consider any matter which is substantially the same as a matter voted on at any special meeting of the shareholders held during the preceding 12 months. A written request shall state the purpose or purposes of the proposed meeting.

Annual and Semi-annual Reports. The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund may consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record may receive a single copy of each report. In addition, the Fund may consolidate the mailing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed

Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Salomon Smith Barney Financial Consultant or the Transfer Agent.

FINANCIAL STATEMENTS

As of the date of this SAI, the Fund had not yet commenced operations. Consequently, there are no financial statements for the Fund at this time.

"Salomon Smith Barney "T" Series Internet Index(TM)" is a trademark of Salomon Smith Barney and has been licensed for use by the Fund. Salomon Smith Barney makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track the performance of Internet and Internet-related companies. The Index is determined, composed and calculated by Salomon Smith Barney without regard to the Fund. Salomon Smith Barney has no obligation to take the needs of the shareholders of the Fund into consideration in determining, composing or calculating the Index.

SALOMON SMITH BARNEY DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SALOMON SMITH BARNEY SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. SALOMON SMITH BARNEY MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. SALOMON SMITH BARNEY MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL SALOMON SMITH BARNEY HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                                                       Exhibit A

     The Index is a float-weighted equity index comprising 30 of the largest publicly listed U.S. Internet and Internet-related companies. The Index is intended to measure equity performance of Internet and Internet-related companies by offering a flexible, rules-driven, benchmark that captures the rapid technological advances in Internet technology, content, security, commerce, finance and media. Eligible companies must derive at least 50% of their revenue from business directly related to the Internet. Such companies include service and content providers, media and advertising firms, software and general technology providers and electronic commerce enterprises. The Index is based on float capital rather than total capital because many Internet and Internet-related companies have limited float relative to their total market capitalization. As of December 31, 1999, the Index consisted of the following companies:

     [LIST OF COMPANIES TO BE INSERTED]

                                    PART C

                               OTHER INFORMATION

Item 23.  Exhibits
          --------

Exhibit No.  Description of Exhibit
-----------  ----------------------

  (a)     Articles of Incorporation. *

  (b)     By-Laws. *

  (c)     Form of stock certificate. **

  (d)     Form of Investment Advisory Agreement.

  (e)     Form of Distribution Agreement.**

  (f)     Not applicable.

  (g)     Custodian Agreement.**

  (h)(1)  Transfer Agency Agreement.**

     (2)  Form of License Agreement.

  (i)  Opinion of Counsel.**

  (j)  Not Applicable.

  (k)  Not Applicable.

  (l)  Not Applicable.

  (m)  Form of Shareholder Services and Distribution Plan pursuant to Rule
       12b-1.**

  (n)  Not Applicable.

  (o)  Not Applicable.

Item 24.   Persons Controlled by or Under Common Control with Registrant

          All of the outstanding shares of the Registrant, representing all of the interests in SSBC Index Series Inc., on the date Registrant's Registration Statement becomes effective will be owned by _____________________.


----------------------
* Incorporated by reference to Registrant's Registration Statement on Form N-1A filed on September 14, 1999.
**  To be filed by amendment

             None.

Item 25.     Indemnification
             ---------------

             Under Maryland law, directors and officers of the Registrant are not liable to the Registrant or its stockholders except for an act or omission committed in bad faith or as a result of active and deliberate dishonesty or for the receipt of an improper personal benefit. The Registrant's corporate charter requires that it indemnify its directors and officers against liabilities and advance expenses to the fullest extent permitted by Maryland law, subject to the limitation that no director or officer may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties involved in the conduct of his office.

Item 26.     Business and Other Connections of
             Investment Adviser
             ----------------------------------

             Investment Adviser - SSBC Citi Fund Management LLC ("SSBC") formerly SSBC Fund Management Inc.

             SSBC Fund Management Inc. was incorporated in December 1968 under the laws of the State of Delaware. On September 21, 1999, SSBC Fund Management Inc. converted to a Delaware limited liability company and changed its name to SSBC Citi Fund Management LLC. SSBC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings") (formerly known as Smith Barney Holdings Inc.), which in turn is a wholly owned subsidiary of Citigroup Inc. SSBC is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The list required by this Item 26 of officers and directors of SSBC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by SSBC pursuant to the Advisers Act (SEC File No. 801-8314).

Item 27.     Principal Underwriter
             ---------------------

             (a) CFBDS, Inc., the Registrant's Distributor, is also the distributor for CitiFundsSM International Growth & Income Portfolio, CitiFundsSM International Equity Portfolio, CitiFundsSM Large Cap Growth Portfolio, CitiFundsSM Intermediate Income Portfolio, CitiFundsSM Short-Term U.S. Government Income Portfolio, CitiFundsSM Emerging Asian Markets Equity Portfolio, CitiFundsSM U.S. Treasury Reserves, CitiFundsSM Cash Reserves, CitiFundsSM Premium U.S. Treasury Reserves, CitiFundsSM Premium Liquid Reserves, CitiFundsSM Institutional U.S. Treasury Reserves, CitiFundsSM Institutional Liquid Reserves, CitiFundsSM Institutional Cash Reserves, CitiFundsSM Tax Free Reserves, CitiFundsSM Institutional Tax Free Reserves, CitiFundsSM California Tax Free Reserves, CitiFundsSM Connecticut Tax Free Reserves, CitiFundsSM New York Tax Free Reserves, CitiFundsSM Balanced Portfolio, CitiFundsSM Small Cap Value Portfolio, CitiFundsSM Growth & Income Portfolio, CitiFundsSM Small Cap

Growth Portfolio, CitiFundsSM National Tax Free Income Portfolio, CitiFundsSM New York Tax Free Income Portfolio, CitiSelect VIP Folio 200, CitiSelect VIP Folio 300, CitiSelect VIP Folio 400, CitiSelect VIP Folio 500, CitiFundsSM Small Cap Growth VIP Portfolio, CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400, and CitiSelect Folio 500.

          CFBDS is also the placement agent for Large Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio, Short-Term Portfolio, Growth & Income Portfolio, Large Cap Growth Portfolio, Small Cap Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Government Income Portfolio, Emerging Asian Markets Equity Portfolio, Tax Free Reserves Portfolio, Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio.

          CFBDS, Inc. is also the distributor for the following Smith Barney Mutual Fund registrants:

     Concert Investment Series
     Consulting Group Capital Markets Funds
     Greenwich Street Series Fund
     Smith Barney Adjustable Rate Government Income Fund
     Smith Barney Aggressive Growth Fund Inc.
     Smith Barney Appreciation Fund Inc.
     Smith Barney Arizona Municipals Fund Inc.
     Smith Barney California Municipals Funds Inc.
     Smith Barney Concert Allocation Series Inc.
     Smith Barney Equity Funds
     Smith Barney Fundamental Value Fund Inc.
     Smith Barney Funds, Inc.
     Smith Barney Income Funds
     Smith Barney Institutional Cash Management Fund, Inc.
     Smith Barney Investment Funds Inc.
     Smith Barney Investment Trust
     Smith Barney Managed Governments Fund Inc.
     Smith Barney Managed Municipals Fund Inc.
     Smith Barney Massachusetts Municipals Fund
     Smith Barney Money Funds, Inc.
     Smith Barney Muni Funds
     Smith Barney Municipal Money Market Fund, Inc.
     Smith Barney Natural Resources Fund Inc.
     Smith Barney New Jersey Municipals Fund Inc.
     Smith Barney Oregon Municipals Fund Inc.
     Smith Barney Principal Return Fund
     Smith Barney Small Cap Blend Fund, Inc.
     Smith Barney Telecommunications Trust
     Smith Barney Variable Account Funds
     Smith Barney World Funds, Inc.
     Travelers Series Fund Inc.
     And various series of unit investment trusts.

          CFBDS, Inc. is also the distributor for the following Salomon Brothers funds;

     Salomon Brothers Opportunity Fund Inc
     Salomon Brothers Investors Fund Inc
     Salomon Brothers Capital Fund Inc
     Salomon Brothers Series Funds Inc
     Salomon Brothers Institutional Series Funds Inc
     Salomon Brothers Variable Series Funds Inc

          The information required by this item 27 with respect to each director, officer and partner of CFBDS, Inc. is incorporated by reference to Schedule A of Form BD filed by CFBDS, Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-32417).

Item 28.     Location of Accounts and Records
             --------------------------------

             (1)  SSBC Index Series Inc.
                  388 Greenwich Street
                  New York, New York  10013

             (2)  SSBC Fund Management Inc.
                  388 Greenwich Street
                  New York, New York  10013

             (3)  State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, Massachusetts  02101

             (4)  CFBDS Inc.
                  21 Milk Street, 5th Floor
                  Boston, Massachusetts  02109

Item 29.     Management Services
             -------------------

             Not Applicable.

Item 30.     Undertakings
             ------------

             Not Applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, SSBC INDEX SERIES INC., has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York, on the 16th day of February, 2000.

                            SSBC INDEX SERIES INC.


                              By: /s/ Heath B. McLendon
                                  ------------------------------
                                  Heath B. McLendon
                                  Chief Executive Officer and
                                  President

     Pursuant to the requirements of the Securities Act this Amendment has been signed below by the following persons in the capacities and on the date indicated:


Signature                                         Title                               Date
---------                                         -----                               ----

/s/ Heath B. McLendon
-----------------------           Chief Executive Officer and President        February 16, 2000
Heath B. McLendon                 (Chief Executive Officer)

/s/ Lewis E. Daidone
-----------------------           Senior Vice President and Treasurer          February 16, 2000
Lewis E. Daidone                  Financial and Accounting
                                  Officer)
/s/ Christina T. Saydor
-----------------------           Director                                     February 16, 2000
Christina T. Sydor

                               INDEX TO EXHIBITS
                               -----------------


Exhibit No.    Description of Exhibit
-----------    ----------------------

(d)            Form of Investment Advisory Agreement.

(h)(2)         Form of License Agreement.